EXHIBIT 99.7

                   CONSENT, ACKNOWLEDGMENT AND RATIFICATION


      The parties to this Consent, Acknowledgment and Ratification are American Resources Offshore, Inc. and Blue Dolphin Exploration Company ("Purchaser") and Fidelity Oil Holdings, Inc. ("Fidelity").

                                 R E C I T A L S

      WHEREAS, DNB Energy Assets, Inc., Den norske Bank, ASA, Blue Dolphin Exploration Company and Fidelity Oil Holdings, Inc. have entered into a Note Purchase Agreement ("Note Purchase Agreement").

      WHEREAS, this Consent, Acknowledgment and Ratification Agreement is an exhibit to the Note Purchase Agreement.

      WHEREAS, this Consent, Acknowledgment and Ratification Agreement is executed by American Resources Offshore, Inc. to induce Purchaser to enter into the Note Purchase Agreement and assuming the conditions therein are satisfied to close on the transactions provided for in the Note Purchase Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      All capitalized terms herein which are defined in the Note Purchase Agreement shall have the same meaning herein unless otherwise defined herein or the context otherwise requires.

                                   ARTICLE II

                                     CONSENT

      American Resources Offshore, Inc. hereby consents to (i) the terms and provisions of the Note Purchase Agreement, and the Assignment of Note, Claims, Liens, Security Interests and Other Rights, and (ii) DNB Energy Assets, Inc., Den norske Bank, ASA, and Purchaser taking the actions provided for in the Note Purchase Agreement and the Assignment of Note, Claims, Liens, Security Interests and Other Rights.

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                                   ARTICLE III

                              OBLIGATION TO SELLER

      Effective as of the Closing Date, American Resources Offshore, Inc. agrees to the obligations set forth in Section 13.01 of the Note Purchase Agreement and to indemnify and hold Purchaser harmless from and against any and all claims, liabilities, lawsuits, costs and expenses of any kind, including without limitation, reasonable attorneys' fees, arising out of or related to the obligations of American Resources Offshore, Inc. to Seller that are contained in
Section 13.01 of the Note Purchase Agreement.

                                   ARTICLE IV

                APPLICATION OF PURCHASE PRICE PAID PURSUANT TO
                   THE PROPERTY PURCHASE AND SALE AGREEMENT

      The Adjusted Purchase Price (as defined in the Property Purchase and Sale Agreement) shall be paid by Fidelity to Den norske Bank in accordance with the terms of the Note Purchase Agreement. The Adjusted Purchase Price (as defined in the Property Purchase and Sale Agreement) shall be applied by Den norske Bank against the balance owed by ARO on the ARO Note. ARO and Fidelity agree that the conditions to Closing set forth in Section 9.2 of the Property Purchase and Sale Agreement and the obligations of Fidelity under the Property Purchase and Sale Agreement, including those set forth in Article 3 and Section 11.2 of the Property Purchase and Sale Agreement relating to payment of the Adjusted Purchase Price, and any such condition or obligation of Fidelity shall be deemed satisfied by Fidelity paying to Den norske Bank a sum equal to the Adjusted Purchase Price (as defined in the Property Purchase and Sale Agreement) in accordance with the Note Purchase Agreement.

                                    ARTICLE V

                       APPLICATION OF PURCHASE PRICE PAID
                      PURSUANT TO THE INVESTMENT AGREEMENT

      Notwithstanding the language of the Investment Agreement (including, but not limited to Article 1 and Section 6.2(a)(13) thereof) to the contrary, a portion of the Purchase Price (as defined in Section 1.4(a) of the Investment Agreement) shall be paid by BDEX to Den norske Bank in accordance with the terms of the Note Purchase Agreement. Notwithstanding the language of the Property Purchase and Sale Agreement to the contrary, the Purchase Price (as defined in Section 3.1 of the Property Purchase and Sale Agreement) shall be paid by Fidelity to Den norske Bank in accordance with the terms of the Note Purchase Agreement. Such payment shall be applied by Den norske Bank against the balance owed by ARO on the ARO Note. Such payment shall be applied by Den norske Bank against the balance owed by ARO on the ARO Note. ARO and BDEX agree that the conditions to closing set forth in 6.2(a)(13) of the Investment Agreement and the obligations of BDEX under the Investment Agreement, including those set forth in Article 1 of the Investment Agreement relating to payment of the Purchase Price (as defined in Section 1.4(a) of the Investment Agreement), and any such conditions or obligations of BDEX shall be deemed satisfied by BDEX paying to ARO that portion of the Purchase Price in excess of that to be paid to Den norske Bank in accordance with the Note Purchase Agreement.

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                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      American Resources Offshore, Inc., effective as of the Closing Date, hereby expressly makes, in favor of Purchaser, all of the representations and warranties contained in or incorporated in the Third Amendment to First Amended and Restated Credit Agreement between American Resources Offshore, Inc., DNB Energy Assets, Inc., and Den norske Bank, ASA, dated August 1, 1999.

                                   ARTICLE VII

                                 ACKNOWLEDGMENT

      American Resources Offshore, Inc. acknowledges that as of August 1, 1999 the ARO Indebtedness was $51,223,000, net of any claims or offsets and exclusive of any obligation as guarantor of the indebtedness of Southern Gas Co. of Delaware, Inc.

                                  ARTICLE VIII

                              RATIFICATION OF LIENS

      Effective as of the Closing Date, American Resources Offshore, Inc does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended. Effective as of the Closing Date, American Resources Offshore, Inc. hereby grants and assigns to Purchaser a mortgage, lien and security interest in the property described therein, (excluding the property conveyed by ARO to Fidelity pursuant to the Property Purchase and Sale Agreement), to secure payment and performance of the ARO Note and the ARO Indebtedness. American Resources Offshore, Inc. hereby confirms and agrees that any and all mortgages, liens, security interests and other security or collateral acquired by Purchaser pursuant to the Note Purchase Agreement and/or Assignment of Note, Claims, Liens, Security Interests and Other Rights, (subject to the Partial Release of
Lien), as security for payment and performance of the ARO Indebtedness hereby are renewed and carried forth to secure payment and performance of all of the ARO Indebtedness.

                                   ARTICLE IX

                          WAIVERS AND RELEASE OF CLAIMS

      9.01 American Resources Offshore, Inc. agrees to execute and deliver original counterparts of the following at Closing in accordance with the terms of the Note Purchase Agreement: (i) the Seller Partial Release of ARO, (ii) the DNB Release of ARO, and (iii) the Subordination Agreement.

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      9.02 American Resources Offshore, Inc. acknowledges, confesses and agrees that, to the extent that any existing facts, events or conditions constitute a basis for any claims, actions, demands, or causes of action of whatever kind or character, whether joint or several, whether known or unknown, which may have arisen or accrued prior to the date of execution of this Consent, Acknowledgment and Ratification, including, but not limited to, any claim, demand, cause of action or liability for any and all injuries, harm, damages, penalties, costs, losses, expenses, attorneys' fees, and/or liabilities whatsoever (including any defense, counterclaim or right of setoff to the payment or performance of any obligations or indebtedness of American Resources Offshore, Inc.), whenever incurred or suffered by it, including, without limitation, any claim, demand, action, damage, liability, loss, cost, expense, and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from any breach of any duty of loyalty, fair dealing, care, fiduciary duty, or any other duty, confidence, or commitment, undue influence, duress, economic coercion, conflict of interest, negligence, willful misconduct, bad faith, violations of the racketeer influence and corrupt organizations act, intentional or negligent infliction of distress or harm, tortuous interference with contractual relations, tortuous interference with corporate governance or prospective business advantage, breach of contract, failure to perform any obligation under any of the Loan Documents, deceptive trade practices, libel, slander, conspiracy, interference with business, usury, strict liability, lender liability, breach of warranty or representation, fraud, or any other claim or cause of action (herein being collectively referred to as "Claims"), American Resources Offshore, Inc., hereby, for itself, its subsidiaries, its representatives, agents, officers, directors, employees, shareholders, successors, heirs and assigns (collectively called the "Releasing Parties"), knowingly and willfully, fully, finally and completely release, discharge, waive and acquit DNB Energy Assets, Inc., Den norske Bank, ASA, Fidelity Oil Holdings, Inc. and Purchaser and their respective representatives, agents, officers, directors, employees, shareholders, and successors and assigns (collectively called the "Released Parties") from the Claims. It is the intent of all parties hereto that upon the Closing Date all Claims shall be released and extinguished. IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED HEREBY INCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY OR OTHERWISE), WILLFUL MISCONDUCT, OR OTHER CONDUCT OF ANY OF THE RELEASED PARTIES. Notwithstanding any provision of this Consent, Acknowledgment and Ratification or any Loan Document, this Agreement shall remain in full force and effect and shall survive the delivery and payment of the ARO Note and the Loan Documents, and the making, extension, renewal, modification, amendment or restatement of any thereof.

                                    ARTICLE X

                                    AMENDMENT

      No amendment to the Note Purchase Agreement shall be binding upon ARO unless consented to in writing by ARO.

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                                   ARTICLE XI

                             THIRD PARTY BENEFICIARY

      Den norske Bank, ASA and DNB Energy Assets, Inc. are intended third party beneficiaries of this Agreement

      EXEUCTED this 19th day of November, 1999.

                                          BLUE DOLPHIN ENERGY COMPANY


                                          By: /s/ JOHN P. ATWOOD
                                                  John P. Atwood
                                                  Vice President

                                          AMERICAN RESOURCES OFFSHORE,
                                          INC.


                                          By: /s/ DAVID J. STETSON
                                          Its:    V.P. & General Counsel

                                          FIDELITY OIL HOLDINGS, INC.


                                          By: /s/ FRED D. WOSICK
                                          Its:    VP-Operations and Acquisitions

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